(Equity Compensation Award) EAST\140903488.3 3/29/17 T. ROWE PRICE GROUP, INC. 2017 NON-EMPLOYEE DIRECTOR EQUITY PLAN ___________________ STATEMENT OF ADDITIONAL TERMS AND CONDITIONS REGARDING AWARDS OF RESTRICTED STOCK UNITS TO NON-EMPLOYEE DIRECTORS Made on or after April 27, 2017 ___________________ This Statement of Additional Terms and Conditions Regarding Awards of Restricted Stock Units to Non-Employee Directors (the “Terms”) and all of the provisions of the T. Rowe Price Group, Inc. 2017 Non-Employee Director Equity Plan (the “Plan”) are incorporated into your award of Restricted Stock Units, the specifics of which are described on the “Notice of Award of Restricted Stock Units and Restricted Stock Units Agreement” (the “Notice”) that you received. Once the Notice has been executed by you and by an authorized officer or agent of T. Rowe Price Group, Inc., the Terms, the Plan, and the Notice, together, constitute a binding and enforceable contract respecting your award of Restricted Stock Units. That contract is referred to in this document as the “Agreement.” 1. Terminology. Capitalized words used in this document are defined in the Glossary at the end of this document. 2. Vesting. All of the Restricted Stock Units are nonvested and forfeitable as of the date of award. For clarity, as used in this Agreement, the term “vest” means the lapse of restrictions on the Restricted Stock Units. So long as your Service is continuous from the date of award until the applicable date upon which vesting is to occur, the Restricted Stock Units and all Dividend Equivalents attributed to such Restricted Stock Units will vest in full and become nonforfeitable upon the earliest of the following dates: (a) the day immediately prior to the Annual Meeting that occurs in the next calendar year following the year in which the Restricted Stock Units were granted as reflected on the Notice, (b) your date of death, (c) the date on which you suffer, or are determined to have suffered, a Total and Permanent Disability, or (d) the date on which a Change in Control occurs, in which case the vesting will take place immediately before and contingent upon the occurrence of the Change in Control. With the exception of your Service terminating as a result of your death, none of the Restricted Stock Units will become vested or nonforfeitable after your Service ceases unless otherwise determined by the Committee. 3. Termination of Service. If your Service ceases for any reason other than death, Total and Permanent Disability, or the occurrence of a Change in Control, all Restricted Stock Units that are not then vested and nonforfeitable, and all Dividend Equivalents attributed to such Restricted Stock Units, will be immediately forfeited to Price Group upon such cessation for no consideration. 4. Restrictions on Transfer. Stock Units, whether vested or unvested, are not transferable by you otherwise than by will or the laws of descent and distribution and shall not be subject in any manner to alienation, anticipation, sale, exchange, assignment, pledge, encumbrance, or garnishment, or in any other manner made subject to a hedge transaction or a put or call contract. 5. Dividend Equivalents. On each dividend payment date for each regular or special cash dividend payable with respect to the Common Stock, Price Group will credit a bookkeeping account in your name with Dividend Equivalents in the form of additional Stock Units the vested or unvested status of which shall align with the vested or unvested status of the Stock Units to which the Dividend Equivalents are attributed, and to the extent unvested such Dividend Equivalents shall be subject to risk of forfeiture until the Restricted Stock Units to which they are attributed become vested. The number of

EAST\140903488.3 3/29/17 - 2 - Stock Units to be credited shall equal the quotient determined by dividing (a) by (b), where “(a)” is the product of (i) the cash dividend payable per share of Common Stock, multiplied by (ii) the number of Stock Units credited to your account as of the record date, and “(b)” is the Fair Market Value of a share of Common Stock on the dividend payment date. If your vested Stock Units have been settled after the record date but prior to the dividend payment date, any Stock Units that would be credited pursuant to the preceding sentence shall be settled on or as soon as practicable after the dividend payment date. Nothing herein shall preclude the Committee from exercising its discretion under the Plan to determine whether to eliminate fractional units or credit fractional units to accounts, and the manner in which fractional units will be credited. 6. Settlement of Units. Except as provided below, your Stock Units, to the extent vested, will be settled automatically, via the issuance of Common Stock as described herein, as soon as practicable, but in all events within 30 days, after your Termination Date. You are not required to make any monetary payment as a condition to settlement of the Stock Units. Price Group will issue to you or your estate, as applicable, in settlement of your Stock Units, the number of whole shares of Common Stock that equals the number of whole vested Stock Units credited to your account under the Plan as of your Termination Date, and the vested Stock Units will cease to be outstanding upon the issuance of those shares. Any vested fractional Stock Units will be settled in cash. Upon issuance of the settlement shares, unless you request Price Group to deliver a share certificate to you, or to deliver shares electronically or in certificate form to your designated broker, bank or nominee on your behalf, Price Group will retain the shares in uncertificated book entry form. Notwithstanding the foregoing, all Stock Units credited to your account as of a Change in Control will be settled in shares (of either Common Stock or common stock of the surviving or successor entity or a parent thereof) or in cash, all at the discretion of the Board of Directors of Price Group, upon the Change in Control or as soon as practicable thereafter but in no event later than the close of the calendar year in which the Change in Control occurs. 7. Adjustments for Corporate Transactions and Other Events. (a) Stock Dividend, Stock Split and Reverse Stock Split. Upon a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, the number of outstanding Stock Units shall, without further action of the Committee, be adjusted to reflect such event; provided, however, that any fractional Stock Units resulting from any such adjustment shall be eliminated. Adjustments under this paragraph will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. (b) Merger, Consolidation and Other Events. If Price Group shall be the surviving or resulting corporation in any merger or consolidation and the Common Stock shall be converted into or exchanged for other securities, the Stock Units shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Stock Units would have been entitled. If the stockholders of Price Group receive by reason of any distribution in total or partial liquidation or pursuant to any merger of Price Group or acquisition of its assets, securities of another entity, or other property (including cash), then the rights of Price Group under this Agreement shall inure to the benefit of Price Group’s successor, and this Agreement shall apply to the securities or other property (including cash) to which a holder of the number of shares of Common Stock subject to the Stock Units would have been entitled, in the same manner and to the same extent as the Stock Units. 8. Non-Guarantee of Directorship. Nothing in the Plan or this Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that Price Group will retain you as a member of the Board of Directors for any period of time or be construed as a limitation of the right of the stockholders to remove you from the Board of Directors in accordance with Price Group’s charter or bylaws. 9. Rights as Stockholder. Neither you nor any other person claiming through you shall have any rights with respect to any shares of Common Stock subject to the Stock Units, including without limitation, any voting rights, unless and until such shares are duly issued and delivered to you.

EAST\140903488.3 3/29/17 - 3 - 10. Price Group’s Rights. The existence of the Stock Units will not affect in any way the right or power of Price Group or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Price Group’s capital structure or its business, or any merger or consolidation of Price Group, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of Price Group, or any sale or transfer of all or any part of Price Group’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. 11. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to you at the address contained in the records of Price Group, or addressed to the Committee, care of Price Group for the attention of its Payroll and Stock Transaction Group in the CFO-Financial Service Center at Price Group’s principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties. 12. Electronic Delivery of Documents. Price Group may electronically deliver, via email or posting on Price Group’s website, these Terms, information with respect to the Plan or the Stock Units, any amendments to the Agreement, and any reports of Price Group provided generally to Price Group’s stockholders. You may receive from Price Group, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Financial Service Center at BA-1320 in the Baltimore office at 100 East Pratt Street, Baltimore, Maryland 21202 or by telephone, at 410-345-7716, option 2. 13. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the Stock Units awarded hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of the Notice correlating to these Terms with respect to the Stock Units awarded hereunder shall be void and ineffective for all purposes. 14. Amendment. The Committee shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all agreements awarding Restricted Stock Units pursuant to the Plan which are in effect at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. Price Group shall give written notice to you of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of you and Price Group by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee. 15. Conformity with Plan. These Terms are intended to conform in all respects with, and are subject to all applicable provisions of, the Plan. Except as may be necessary to give effect to the amendment provisions of Section 14 of these Terms or the 409A savings clause provisions of Section 18 of these Terms, any inconsistencies between these Terms and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in these Terms or any matters as to which these Terms are silent, the Plan shall govern. A copy of the Plan is available in Express Desktop, which can be accessed at https://home2.troweprice.com/tsso/tssoweb/SSOServlet. Click on Grant Documents and look under the column titled Awards from 2017 NEDEP. A copy of the Plan is also available in hard copy upon request to Price Group’s Payroll and Stock Transaction Group in the CFO-Financial Service Center at BA-1320 in the Baltimore office at 100 East Pratt Street, Baltimore, Maryland 21202 or by telephone, at 410-345-7716, option 2.

EAST\140903488.3 3/29/17 - 4 - 16. No Funding. This Agreement constitutes an unfunded and unsecured promise by Price Group to make payments and issue shares of Common Stock in the future in accordance with its terms. You have the status of a general unsecured creditor of Price Group as a result of receiving the award of Restricted Stock Units. Any cash payment due under this Agreement will be paid from the general assets of Price Group and nothing in this Agreement will be construed to give you or any other person rights to any specific assets of Price Group. 17. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Committee relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include Baltimore, Maryland, and you hereby agree and submit to the personal jurisdiction and venue thereof. 18. 409A Savings Clause. This Agreement and the Stock Units awarded hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. This Agreement and the Stock Units shall be administered, interpreted and construed in a manner consistent with such Code Section. Should any provision of this Agreement or the Stock Units be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, to the extent possible it shall be modified and given effect, in the sole discretion of the Committee and without requiring your consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. For purposes of Section 409A of the Code, the payment of Dividend Equivalents under Section 5 of these Terms shall be construed as earnings on deferred compensation and the time and form of payment of such dividend equivalents shall be treated separately from the time and form of payment of the underlying Stock Units. The preceding provisions shall not be construed as a guarantee by Price Group of any particular tax effect of the Stock Units. Notwithstanding the provisions of Section 6 of these Terms, if you are a “specified employee” (as defined under Section 409A of the Code and determined in good faith by the Committee) when your Termination Date occurs and your Stock Units are to be settled on account of the occurrence of such Termination Date, settlement of your Stock Units will be made within 15 days after the end of the six-month period beginning on your Termination Date or, if earlier, within 15 days after the appointment of the personal representative or executor of your estate following your death. 19. Preemption of Applicable Laws or Regulations. Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issue of shares to you, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either Price Group or you to take any action in connection with the shares then to be issued, the issue of such shares will be deferred until such action shall have been taken. 20. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. {Glossary begins on next page}

EAST\140903488.3 3/29/17 - 5 - GLOSSARY (a) “Annual Meeting” means an annual meeting of the stockholders of Price Group at which members of the Board of Directors of Price Group are to be elected. (b) “Change in Control” means the earliest to occur of any of the following events, construed in accordance with Section 409A of the Internal Revenue Code of 1986, as amended: (i) Any one person or more than one person acting as a group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group, beneficial ownership of 35 percent or more of the total voting power of Price Group’s then outstanding voting securities; (ii) A majority of the members of Price Group’s Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed or approved by a majority of the members of the Board who were members of the Board of Directors prior to the initiation of the replacement; or (iii) Any one person or more than one person acting as a group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group, assets of Price Group that have a total gross fair market value of 50 percent or more of the total gross fair market value of all of the assets of Price Group immediately prior to the initiation of the acquisition. (c) “Code” means the Internal Revenue Code of 1986, as amended. (d) “Committee” means the Nominating and Corporate Governance Committee of the Board of Directors of T. Rowe Price Group, Inc. (e) “Common Stock” means shares of common stock, par value $.20 per share, of Price Group and any capital securities into which they are converted. (f) “Dividend Equivalent” means a right, granted to you, to receive Stock Units or cash equal in value to dividends paid with respect to a specified number of shares of Common Stock. (g) “Fair Market Value” means, with respect to the Common Stock, as of any date: (i) if the principal market for the Common Stock (as determined by the Committee if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per share of Common Stock for the regular market session on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported, all as reported by such source as the Administrator may select; (ii) if the principal market for the Common Stock is not a national securities exchange or an established securities market, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported, all as reported by such source as the Committee may select; or (iii) if the Common Stock is not listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value

EAST\140903488.3 3/29/17 - 6 - determined by the Committee in good faith by the reasonable application of a reasonable valuation method. (h) “Notice” means the Notice of Award of Restricted Stock Units and Restricted Stock Units Agreement which correlates with these Terms and sets forth the specifics of the applicable award of Restricted Stock Units. (i) “Plan” means the T. Rowe Price Group, Inc. 2017 Non-Employee Director Equity Plan, as amended from time to time. (j) “Price Group” means T. Rowe Price Group, Inc., a Maryland corporation. (k) “Service” means your service as a member of the Board of Directors of Price Group. (l) “Restricted Stock Unit” means a Stock Unit that is nonvested and forfeitable. (m) “Stock Unit” means a share equivalent credited to a bookkeeping reserve account on your behalf and which represents Price Group’s unfunded promise to deliver one share of Common Stock, or the cash equivalent thereof, upon a specified future event or date. (n) “Termination Date” means the date on which you cease to serve as a member of the Board of Directors and have otherwise incurred a “separation from service” within the meaning of Section 409A of the Code. (o) “Terms” mean this Statement of Additional Terms and Conditions Regarding Awards of Restricted Stock Units to Non-Employee Directors. (p) “Total and Permanent Disability” means that you are (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until your death or result in death, or (ii) determined to be totally disabled by the Social Security Administration or other governmental or quasi-governmental body that administers a comparable social insurance program outside of the United States in which you participate and which conditions the right to receive benefits under such program on your being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until your death or result in death. The Committee shall have sole authority to determine whether you have suffered a Total and Permanent Disability and may require such medical or other evidence as it deems necessary to judge the nature and permanency of your condition. (q) “You”; “Your”. You means the recipient of the Restricted Stock Units as reflected in the Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, or beneficiary to whom the Restricted Stock Units may be transferred by will or by the laws of descent and distribution, the words “you” and “your” shall be deemed to include such person. {end of document}

(Equity Compensation Award) EAST\140900879.3 3/29/17 T. ROWE PRICE GROUP, INC. 2017 NON-EMPLOYEE DIRECTOR EQUITY PLAN ___________________ STATEMENT OF ADDITIONAL TERMS AND CONDITIONS REGARDING AWARDS OF RESTRICTED STOCK TO NON-EMPLOYEE DIRECTORS Made on or after April 27, 2017 ___________________ This Statement of Additional Terms and Conditions Regarding Awards of Restricted Stock to Non-Employee Directors (the “Terms”) and all of the provisions of the T. Rowe Price Group, Inc. 2017 Non-Employee Director Equity Plan (the “Plan”) are incorporated into your award of restricted stock, the specifics of which are described on the “Notice of Award of Restricted Stock and Restricted Stock Agreement” (the “Notice”) that you received. Once the Notice has been executed by you and by an authorized officer or agent of T. Rowe Price Group, Inc., the Terms, the Plan, and the Notice, together, constitute a binding and enforceable contract respecting your award of restricted stock. That contract is referred to in this document as the “Agreement.” 1. Terminology. Capitalized words used in this document are defined in the Glossary at the end of this document. 2. Vesting. All of the Award Shares are nonvested and forfeitable as of the date of award. For clarity, as used in this Agreement, the term “vest” means the lapse of restrictions on the Award Shares. So long as your Service is continuous from the date of award until the applicable date upon which vesting is to occur, the Award Shares and all accrued dividends attributed to such Award Shares, will vest in full and become nonforfeitable upon the earliest of the following dates: (a) the day immediately prior to the Annual Meeting that occurs in the next calendar year following the year in which the Award Shares were granted as reflected on the Notice, (b) your date of death, (c) the date on which you suffer, or are determined to have suffered, a Total and Permanent Disability, or (d) the date on which a Change in Control occurs, in which case the vesting will take place immediately before and contingent upon the occurrence of the Change in Control. With the exception of your Service terminating as a result of your death, none of the Award Shares will become vested or nonforfeitable after your Service ceases unless otherwise determined by the Committee.. 3. Termination of Service. If your Service ceases for any reason other than death, Total and Permanent Disability, or the occurrence of a Change in Control, all Award Shares that are not then vested and nonforfeitable, and all accrued dividends attributed to such unvested Award Shares, will be immediately forfeited to Price Group upon such cessation for no consideration. Upon the request of the Committee, you must deliver to Price Group a stock power, endorsed in blank, with respect to any Award Shares that have been forfeited pursuant to this Agreement. 4. Restrictions on Transfer. (a) Until an Award Share becomes vested and nonforfeitable, it shall not be subject in any manner to alienation, anticipation, sale, exchange, assignment, pledge, encumbrance, or garnishment, or in any other manner made subject to a hedge transaction or a put or call contract. Notwithstanding the foregoing, with the consent of the Committee, you may transfer your unvested Award Shares to a family member or a trust, partnership or the like for your benefit or the benefit of such family members; provided, however, that the term “family member” shall not include an ex-spouse and no

EAST\140900879.3 3/29/17 - 2 - transfers may be made pursuant to any divorce or separation proceedings or settlements. No assignment or transfer of your unvested Award Shares, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except as provided for under the immediately preceding sentence, shall vest in the assignee or transferee any interest or right therein whatsoever. After an Award Share becomes vested and nonforfeitable, it shall be subject to any restrictions on transfer imposed by law and any then-applicable stock ownership and retention guidelines for directors of Price Group. (b) Price Group shall not be required to (i) transfer on its books any Award Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Award Shares, or otherwise accord voting, dividend or liquidation rights to, any transferee to whom Award Shares have been transferred in contravention of this Agreement. 5. Stock Certificates; Dividends and Distributions. You are reflected as the owner of record of the Award Shares as of the date of award on Price Group’s books. Price Group will retain the Award Shares in uncertificated book entry form until the Award Shares become vested and nonforfeitable. Price Group will accrue dividends and distributions payable with respect to the Award Shares and defer the payment thereof, subject to risk of forfeiture, until the Award Shares to which they are attributed become vested. As soon as practicable after vesting of the Award Shares, Price Group will pay to you all accrued dividends and distributions attributable to such Award Shares, remove any notation of nontransferability of the shares on its books and, unless you request Price Group to deliver a share certificate to you, or to deliver shares electronically or in certificate form to your designated broker, bank or nominee on your behalf, Price Group will retain the shares in uncertificated book entry form. 6. Tax Election. Price Group recommends that you seek independent tax advice from your own advisors regarding the availability and advisability of making an election under Section 83(b) of the Internal Revenue Code of 1986, as amended. Any such election, if made, must be made within 30 days of the date of award. You are solely responsible for filing any such Section 83(b) election with the appropriate governmental authorities, irrespective of the fact that such election is also delivered to Price Group. 7. Adjustments for Corporate Transactions and Other Events. (a) Stock Dividend, Stock Split and Reverse Stock Split. Upon a stock dividend of, or stock split or reverse stock split affecting, the T. Rowe Price Group common stock, the Award Shares shall, without further action of the Committee, be adjusted to reflect such event. No fractional Award Shares will result from any such adjustments. (b) Binding Nature of Agreement. The terms and conditions of this Agreement shall apply with equal force to any additional and/or substitute securities received by you in exchange for, or by virtue of your ownership of, the Award Shares, whether as a result of any spin-off, stock split-up, stock dividend, stock distribution, other reclassification of the T. Rowe Price Group common stock, or similar event, except as otherwise determined by the Committee. If the Award Shares are converted into or exchanged for, or stockholders of Price Group receive by reason of any distribution in total or partial liquidation or pursuant to any merger of Price Group or acquisition of its assets, securities of another entity, or other property (including cash), then the rights of Price Group under this Agreement shall inure to the benefit of Price Group’s successor, and this Agreement shall apply to the securities or other property (including cash) received upon such conversion, exchange or distribution in the same manner and to the same extent as the Award Shares. 8. Non-Guarantee of Directorship. Nothing in the Plan or this Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that Price Group will retain you as a member of the Board of Directors for any period of time or be construed as a limitation of the right of the

EAST\140900879.3 3/29/17 - 3 - stockholders to remove you from the Board of Directors in accordance with Price Group’s charter or bylaws. 9. Rights as Stockholder. Except as otherwise provided in this Agreement with respect to the nonvested and forfeitable Award Shares, you are entitled to all rights of a stockholder of Price Group, including the right to vote the Award Shares and receive dividends and/or other distributions declared on the Award Shares. 10. Price Group’s Rights. The existence of the Award Shares will not affect in any way the right or power of Price Group or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Price Group’s capital structure or its business, or any merger or consolidation of Price Group, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the T. Rowe Price Group common stock or the rights thereof, or the dissolution or liquidation of Price Group, or any sale or transfer of all or any part of Price Group’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. 11. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to you at the address contained in the records of Price Group, or addressed to the Committee, care of Price Group for the attention of its Payroll and Stock Transaction Group in the CFO-Financial Service Center at Price Group’s principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties. 12. Electronic Delivery of Documents. Price Group may electronically deliver, via email or posting on Price Group’s website, these Terms, information with respect to the Plan or the Award Shares, any amendments to the Agreement, and any reports of Price Group provided generally to Price Group’s stockholders. You may receive from Price Group, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Financial Service Center at BA-1320 in the Baltimore office at 100 East Pratt Street, Baltimore, Maryland 21202 or by telephone, at 410-345-7716, option 2. 13. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the Award Shares awarded hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of the Notice correlating to these Terms with respect to the Award Shares awarded hereunder shall be void and ineffective for all purposes. 14. Amendment. The Committee shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all agreements awarding restricted shares of T. Rowe Price Group common stock pursuant to the Plan which are in effect at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. Price Group shall give written notice to you of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of you and Price Group by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee. 15. Conformity with Plan. These Terms are intended to conform in all respects with, and are subject to all applicable provisions of, the Plan. Except as may be necessary to give effect to the

EAST\140900879.3 3/29/17 - 4 - amendment provisions of Section 14 of these Terms, any inconsistencies between these Terms and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in these Terms or any matters as to which these Terms are silent, the Plan shall govern. A copy of the Plan is available in Express Desktop, which can be accessed at https://home2.troweprice.com/tsso/tssoweb/SSOServlet. Click on Grant Documents and look under the column titled Awards from 2017 NEDEP. A copy of the Plan is also available in hard copy upon request to Price Group’s Payroll and Stock Transaction Group in the CFO-Financial Service Center at BA-1320 in the Baltimore office at 100 East Pratt Street, Baltimore, Maryland 21202 or by telephone, at 410-345- 7716, option 2. 16. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Committee relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include Baltimore, Maryland, and you hereby agree and submit to the personal jurisdiction and venue thereof. 17. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. {Glossary begins on next page}

EAST\140900879.3 3/29/17 - 5 - GLOSSARY (a) “Annual Meeting” means an annual meeting of the stockholders of Price Group at which members of the Board of Directors of Price Group are to be elected. (b) “Award Shares” means the shares of T. Rowe Price Group, Inc. common stock awarded to you as set forth on the Notice and any capital securities into which they are converted. (c) “Change in Control” means the earliest to occur of any of the following events, construed in accordance with Section 409A of the Internal Revenue Code of 1986, as amended: (i) Any one person or more than one person acting as a group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group, beneficial ownership of 35 percent or more of the total voting power of Price Group’s then outstanding voting securities; (ii) A majority of the members of Price Group’s Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed or approved by a majority of the members of the Board who were members of the Board of Directors prior to the initiation of the replacement; or (iii) Any one person or more than one person acting as a group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group, assets of Price Group that have a total gross fair market value of 50 percent or more of the total gross fair market value of all of the assets of Price Group immediately prior to the initiation of the acquisition. (d) “Committee” means the Nominating and Corporate Governance Committee of the Board of Directors of T. Rowe Price Group, Inc. (e) “Notice” means the Notice of Award of Restricted Stock and Restricted Stock Agreement which correlates with these Terms and sets forth the specifics of the applicable restricted stock award. (f) “Plan” means the T. Rowe Price Group, Inc. 2017 Non-Employee Director Equity Plan, as amended from time to time. (g) “Price Group” means T. Rowe Price Group, Inc., a Maryland corporation. (h) “Service” means your service as a member of the Board of Directors of Price Group. (i) “Terms” mean this Statement of Additional Terms and Conditions Regarding Awards of Restricted Stock to Non-Employee Directors. (j) “Total and Permanent Disability” means that you are (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until your death or result in death, or (ii) determined to be totally disabled by the Social Security Administration or other governmental or quasi-governmental body that administers a comparable social insurance program outside of the United States in which you participate and which conditions the right to receive benefits under such program on your being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until your death or result in death. The Committee shall have sole authority to

EAST\140900879.3 3/29/17 - 6 - determine whether you have suffered a Total and Permanent Disability and may require such medical or other evidence as it deems necessary to judge the nature and permanency of your condition. (k) “You”; “Your”. You means the recipient of the Award Shares as reflected in the Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, beneficiary or permitted transferee to whom the Award Shares may be transferred by will, by the laws of descent and distribution, or otherwise pursuant to the terms of this Agreement, the words “you” and “your” shall be deemed to include such person. {end of document}

(Initial Director Award) EAST\140889647.3 3/29/17 T. ROWE PRICE GROUP, INC. 2017 NON-EMPLOYEE DIRECTOR EQUITY PLAN ___________________ STATEMENT OF ADDITIONAL TERMS AND CONDITIONS REGARDING AWARDS OF RESTRICTED STOCK AS AN INITIAL DIRECTOR AWARD TO NON-EMPLOYEE DIRECTORS Made on or after April 27, 2017 ___________________ This Statement of Additional Terms and Conditions Regarding Awards of Restricted Stock as an Initial Director Award to Non-Employee Directors (the “Terms”) and all of the provisions of the T. Rowe Price Group, Inc. 2017 Non-Employee Director Equity Plan (the “Plan”) are incorporated into your award of restricted stock, the specifics of which are described on the “Notice of Award of Restricted Stock and Restricted Stock Agreement” (the “Notice”) that you received. Once the Notice has been executed by you and by an authorized officer or agent of T. Rowe Price Group, Inc., the Terms, the Plan, and the Notice, together, constitute a binding and enforceable contract respecting your award of restricted stock. That contract is referred to in this document as the “Agreement.” 1. Terminology. Capitalized words used in this document are defined in the Glossary at the end of this document. 2. Vesting. All of the Award Shares are nonvested and forfeitable as of the date of award. For clarity, as used in this Agreement, the term “vest” means the lapse of restrictions on the Award Shares. So long as your Service is continuous from the date of award until the applicable date upon which vesting is to occur, the Award Shares and all accrued dividends attributed to such Award Shares, will vest in full and become nonforfeitable upon the earliest of the following dates: (a) the first anniversary of the date on which the Award Shares were granted as reflected on the Notice, (b) your date of death, (c) the date on which you suffer, or are determined to have suffered, a Total and Permanent Disability, or (d) the date on which a Change in Control occurs, in which case the vesting will take place immediately before and contingent upon the occurrence of the Change in Control. With the exception of your Service terminating as a result of your death, none of the Award Shares will become vested or nonforfeitable after your Service ceases unless otherwise determined by the Committee. 3. Termination of Service. If your Service ceases for any reason other than death, Total and Permanent Disability, or the occurrence of a Change in Control, all Award Shares that are not then vested and nonforfeitable, and all accrued dividends attributed to such unvested Award Shares, will be immediately forfeited to Price Group upon such cessation for no consideration. Upon the request of the Committee, you must deliver to Price Group a stock power, endorsed in blank, with respect to any Award Shares that have been forfeited pursuant to this Agreement. 4. Restrictions on Transfer. (a) Until an Award Share becomes vested and nonforfeitable, it shall not be subject in any manner to alienation, anticipation, sale, exchange, assignment, pledge, encumbrance, or garnishment, or in any other manner made subject to a hedge transaction or a put or call contract. Notwithstanding the foregoing, with the consent of the Committee, you may transfer your unvested Award Shares to a family member or a trust, partnership or the like for your benefit or the benefit of such family members; provided, however, that the term “family member” shall not include an ex-spouse and no transfers may be made pursuant to any divorce or separation proceedings or settlements. No

EAST\140889647.3 3/29/17 - 2 - assignment or transfer of your unvested Award Shares, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except as provided for under the immediately preceding sentence, shall vest in the assignee or transferee any interest or right therein whatsoever. After an Award Share becomes vested and nonforfeitable, it shall be subject to any restrictions on transfer imposed by law and any then-applicable stock ownership and retention guidelines for directors of Price Group. (b) Price Group shall not be required to (i) transfer on its books any Award Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Award Shares, or otherwise accord voting, dividend or liquidation rights to, any transferee to whom Award Shares have been transferred in contravention of this Agreement. 5. Stock Certificates; Dividends and Distributions. You are reflected as the owner of record of the Award Shares as of the date of award on Price Group’s books. Price Group will retain the Award Shares in uncertificated book entry form until the Award Shares become vested and nonforfeitable. Price Group will accrue dividends and distributions payable with respect to the Award Shares and defer the payment thereof, subject to risk of forfeiture, until the Award Shares to which they are attributed become vested. As soon as practicable after vesting of the Award Shares, Price Group will pay to you all accrued dividends and distributions attributable to such Award Shares, remove any notation of nontransferability of the shares on its books and, unless you request Price Group to deliver a share certificate to you, or to deliver shares electronically or in certificate form to your designated broker, bank or nominee on your behalf, Price Group will retain the shares in uncertificated book entry form. 6. Tax Election. Price Group recommends that you seek independent tax advice from your own advisors regarding the availability and advisability of making an election under Section 83(b) of the Internal Revenue Code of 1986, as amended. Any such election, if made, must be made within 30 days of the date of award. You are solely responsible for filing any such Section 83(b) election with the appropriate governmental authorities, irrespective of the fact that such election is also delivered to Price Group. 7. Adjustments for Corporate Transactions and Other Events. (a) Stock Dividend, Stock Split and Reverse Stock Split. Upon a stock dividend of, or stock split or reverse stock split affecting, the T. Rowe Price Group common stock, the Award Shares shall, without further action of the Committee, be adjusted to reflect such event. No fractional Award Shares will result from any such adjustments. (b) Binding Nature of Agreement. The terms and conditions of this Agreement shall apply with equal force to any additional and/or substitute securities received by you in exchange for, or by virtue of your ownership of, the Award Shares, whether as a result of any spin-off, stock split-up, stock dividend, stock distribution, other reclassification of the T. Rowe Price Group common stock, or similar event, except as otherwise determined by the Committee. If the Award Shares are converted into or exchanged for, or stockholders of Price Group receive by reason of any distribution in total or partial liquidation or pursuant to any merger of Price Group or acquisition of its assets, securities of another entity, or other property (including cash), then the rights of Price Group under this Agreement shall inure to the benefit of Price Group’s successor, and this Agreement shall apply to the securities or other property (including cash) received upon such conversion, exchange or distribution in the same manner and to the same extent as the Award Shares. 8. Non-Guarantee of Directorship. Nothing in the Plan or this Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that Price Group will retain you as a member of the Board of Directors for any period of time or be construed as a limitation of the right of the stockholders to remove you from the Board of Directors in accordance with Price Group’s charter or bylaws.

EAST\140889647.3 3/29/17 - 3 - 9. Rights as Stockholder. Except as otherwise provided in this Agreement with respect to the nonvested and forfeitable Award Shares, you are entitled to all rights of a stockholder of Price Group, including the right to vote the Award Shares and receive dividends and/or other distributions declared on the Award Shares. 10. Price Group’s Rights. The existence of the Award Shares will not affect in any way the right or power of Price Group or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Price Group’s capital structure or its business, or any merger or consolidation of Price Group, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the T. Rowe Price Group common stock or the rights thereof, or the dissolution or liquidation of Price Group, or any sale or transfer of all or any part of Price Group’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. 11. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to you at the address contained in the records of Price Group, or addressed to the Committee, care of Price Group for the attention of its Payroll and Stock Transaction Group in the CFO-Financial Service Center at Price Group’s principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties. 12. Electronic Delivery of Documents. Price Group may electronically deliver, via email or posting on Price Group’s website, these Terms, information with respect to the Plan or the Award Shares, any amendments to the Agreement, and any reports of Price Group provided generally to Price Group’s stockholders. You may receive from Price Group, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Financial Service Center at BA-1320 in the Baltimore office at 100 East Pratt Street, Baltimore, Maryland 21202 or by telephone, at 410-345-7716, option 2. 13. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the Award Shares awarded hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of the Notice correlating to these Terms with respect to the Award Shares awarded hereunder shall be void and ineffective for all purposes. 14. Amendment. The Committee shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all agreements awarding restricted shares of T. Rowe Price Group common stock pursuant to the Plan which are in effect at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. Price Group shall give written notice to you of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of you and Price Group by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee. 15. Conformity with Plan. These Terms are intended to conform in all respects with, and are subject to all applicable provisions of, the Plan. Except as may be necessary to give effect to the amendment provisions of Section 14 of these Terms, any inconsistencies between these Terms and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in these

EAST\140889647.3 3/29/17 - 4 - Terms or any matters as to which these Terms are silent, the Plan shall govern. A copy of the Plan is available in Express Desktop, which can be accessed at https://home2.troweprice.com/tsso/tssoweb/SSOServlet. Click on Grant Documents and look under the column titled Awards from 2017 NEDEP. A copy of the Plan is also available in hard copy upon request to Price Group’s Payroll and Stock Transaction Group in the CFO-Financial Service Center at BA-1320 in the Baltimore office at 100 East Pratt Street, Baltimore, Maryland 21202 or by telephone, at 410-345- 7716, option 2. 16. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Committee relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include Baltimore, Maryland, and you hereby agree and submit to the personal jurisdiction and venue thereof. 17. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. {Glossary begins on next page}

EAST\140889647.3 3/29/17 - 5 - GLOSSARY (a) “Award Shares” means the shares of T. Rowe Price Group, Inc. common stock awarded to you as set forth on the Notice and any capital securities into which they are converted. (b) “Change in Control” means the earliest to occur of any of the following events, construed in accordance with Section 409A of the Internal Revenue Code of 1986, as amended: (i) Any one person or more than one person acting as a group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group, beneficial ownership of 35 percent or more of the total voting power of Price Group’s then outstanding voting securities; (ii) A majority of the members of Price Group’s Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed or approved by a majority of the members of the Board who were members of the Board of Directors prior to the initiation of the replacement; or (iii) Any one person or more than one person acting as a group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group, assets of Price Group that have a total gross fair market value of 50 percent or more of the total gross fair market value of all of the assets of Price Group immediately prior to the initiation of the acquisition. (c) “Committee” means the Nominating and Corporate Governance Committee of the Board of Directors of T. Rowe Price Group, Inc. (d) “Notice” means the Notice of Award of Restricted Stock and Restricted Stock Agreement which correlates with these Terms and sets forth the specifics of the applicable restricted stock award. (e) “Plan” means the T. Rowe Price Group, Inc. 2017 Non-Employee Director Equity Plan, as amended from time to time. (f) “Price Group” means T. Rowe Price Group, Inc., a Maryland corporation. (g) “Service” means your service as a member of the Board of Directors of Price Group. (h) “Terms” mean this Statement of Additional Terms and Conditions Regarding Awards of Restricted Stock as an Initial Director Award to Non-Employee Directors. (i) “Total and Permanent Disability” means that you are (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until your death or result in death, or (ii) determined to be totally disabled by the Social Security Administration or other governmental or quasi-governmental body that administers a comparable social insurance program outside of the United States in which you participate and which conditions the right to receive benefits under such program on your being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until your death or result in death. The Committee shall have sole authority to determine whether you have suffered a Total and Permanent Disability and may require such medical or other evidence as it deems necessary to judge the nature and permanency of your condition.

EAST\140889647.3 3/29/17 - 6 - (j) “You”; “Your”. You means the recipient of the Award Shares as reflected in the Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, beneficiary or permitted transferee to whom the Award Shares may be transferred by will, by the laws of descent and distribution, or otherwise pursuant to the terms of this Agreement, the words “you” and “your” shall be deemed to include such person. {end of document}

(Initial Director Award) EAST\140901566.3 3/29/17 T. ROWE PRICE GROUP, INC. 2017 NON-EMPLOYEE DIRECTOR EQUITY PLAN ___________________ STATEMENT OF ADDITIONAL TERMS AND CONDITIONS REGARDING AWARDS OF RESTRICTED STOCK UNITS AS AN INITIAL DIRECTOR AWARD TO NON-EMPLOYEE DIRECTORS Made on or after April 27, 2017 ___________________ This Statement of Additional Terms and Conditions Regarding Awards of Restricted Stock Units as an Initial Director Award to Non-Employee Directors (the “Terms”) and all of the provisions of the T. Rowe Price Group, Inc. 2017 Non-Employee Director Equity Plan (the “Plan”) are incorporated into your award of Restricted Stock Units, the specifics of which are described on the “Notice of Award of Restricted Stock Units and Restricted Stock Units Agreement” (the “Notice”) that you received. Once the Notice has been executed by you and by an authorized officer or agent of T. Rowe Price Group, Inc., the Terms, the Plan, and the Notice, together, constitute a binding and enforceable contract respecting your award of Restricted Stock Units. That contract is referred to in this document as the “Agreement.” 1. Terminology. Capitalized words used in this document are defined in the Glossary at the end of this document. 2. Vesting. All of the Restricted Stock Units are nonvested and forfeitable as of the date of award. For clarity, as used in this Agreement, the term “vest” means the lapse of restrictions on the Restricted Stock Units. So long as your Service is continuous from the date of award until the applicable date upon which vesting is to occur, the Restricted Stock Units and all Dividend Equivalents attributed to such Restricted Stock Units will vest in full and become nonforfeitable upon the earliest of the following dates: (a) the first anniversary of the date on which the Restricted Stock Units were granted as reflected on the Notice, (b) your date of death, (c) the date on which you suffer, or are determined to have suffered, a Total and Permanent Disability, or (d) the date on which a Change in Control occurs, in which case the vesting will take place immediately before and contingent upon the occurrence of the Change in Control. With the exception of your Service terminating as a result of your death, none of the Restricted Stock Units will become vested or nonforfeitable after your Service ceases unless otherwise determined by the Committee. 3. Termination of Service. If your Service ceases for any reason other than death, Total and Permanent Disability, or the occurrence of a Change in Control, all Restricted Stock Units that are not then vested and nonforfeitable, and all Dividend Equivalents attributed to such Restricted Stock Units, will be immediately forfeited to Price Group upon such cessation for no consideration. 4. Restrictions on Transfer. Stock Units, whether vested or unvested, are not transferable by you otherwise than by will or the laws of descent and distribution and shall not be subject in any manner to alienation, anticipation, sale, exchange, assignment, pledge, encumbrance, or garnishment, or in any other manner made subject to a hedge transaction or a put or call contract. 5. Dividend Equivalents. On each dividend payment date for each regular or special cash dividend payable with respect to the Common Stock, Price Group will credit a bookkeeping account in your name with Dividend Equivalents in the form of additional Stock Units the vested or unvested status of which shall align with the vested or unvested status of the Stock Units to which the Dividend Equivalents are attributed, and to the extent unvested such Dividend Equivalents shall be subject to risk of forfeiture until the Restricted Stock Units to which they are attributed become vested. The number of Stock Units to be credited shall equal the quotient determined by dividing (a) by (b), where “(a)” is the

EAST\140901566.3 3/29/17 - 2 - product of (i) the cash dividend payable per share of Common Stock, multiplied by (ii) the number of Stock Units credited to your account as of the record date, and “(b)” is the Fair Market Value of a share of Common Stock on the dividend payment date. If your vested Stock Units have been settled after the record date but prior to the dividend payment date, any Stock Units that would be credited pursuant to the preceding sentence shall be settled on or as soon as practicable after the dividend payment date. Nothing herein shall preclude the Committee from exercising its discretion under the Plan to determine whether to eliminate fractional units or credit fractional units to accounts, and the manner in which fractional units will be credited. 6. Settlement of Units. Except as provided below, your Stock Units, to the extent vested, will be settled automatically, via the issuance of Common Stock as described herein, as soon as practicable, but in all events within 30 days, after your Termination Date. You are not required to make any monetary payment as a condition to settlement of the Stock Units. Price Group will issue to you or your estate, as applicable, in settlement of your Stock Units, the number of whole shares of Common Stock that equals the number of whole vested Stock Units credited to your account under the Plan as of your Termination Date, and the vested Stock Units will cease to be outstanding upon the issuance of those shares. Any vested fractional Stock Units will be settled in cash. Upon issuance of the settlement shares, unless you request Price Group to deliver a share certificate to you, or to deliver shares electronically or in certificate form to your designated broker, bank or nominee on your behalf, Price Group will retain the shares in uncertificated book entry form. Notwithstanding the foregoing, all Stock Units credited to your account as of a Change in Control will be settled in shares (of either Common Stock or common stock of the surviving or successor entity or a parent thereof) or in cash, all at the discretion of the Board of Directors of Price Group, upon the Change in Control or as soon as practicable thereafter but in no event later than the close of the calendar year in which the Change in Control occurs. 7. Adjustments for Corporate Transactions and Other Events. (a) Stock Dividend, Stock Split and Reverse Stock Split. Upon a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, the number of outstanding Stock Units shall, without further action of the Committee, be adjusted to reflect such event; provided, however, that any fractional Stock Units resulting from any such adjustment shall be eliminated. Adjustments under this paragraph will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. (b) Merger, Consolidation and Other Events. If Price Group shall be the surviving or resulting corporation in any merger or consolidation and the Common Stock shall be converted into or exchanged for other securities, the Stock Units shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Stock Units would have been entitled. If the stockholders of Price Group receive by reason of any distribution in total or partial liquidation or pursuant to any merger of Price Group or acquisition of its assets, securities of another entity, or other property (including cash), then the rights of Price Group under this Agreement shall inure to the benefit of Price Group’s successor, and this Agreement shall apply to the securities or other property (including cash) to which a holder of the number of shares of Common Stock subject to the Stock Units would have been entitled, in the same manner and to the same extent as the Stock Units. 8. Non-Guarantee of Directorship. Nothing in the Plan or this Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that Price Group will retain you as a member of the Board of Directors for any period of time or be construed as a limitation of the right of the stockholders to remove you from the Board of Directors in accordance with Price Group’s charter or bylaws. 9. Rights as Stockholder. Neither you nor any other person claiming through you shall have any rights with respect to any shares of Common Stock subject to the Stock Units, including without limitation, any voting rights, unless and until such shares are duly issued and delivered to you.

EAST\140901566.3 3/29/17 - 3 - 10. Price Group’s Rights. The existence of the Stock Units will not affect in any way the right or power of Price Group or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Price Group’s capital structure or its business, or any merger or consolidation of Price Group, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of Price Group, or any sale or transfer of all or any part of Price Group’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. 11. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to you at the address contained in the records of Price Group, or addressed to the Committee, care of Price Group for the attention of its Payroll and Stock Transaction Group in the CFO-Financial Service Center at Price Group’s principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties. 12. Electronic Delivery of Documents. Price Group may electronically deliver, via email or posting on Price Group’s website, these Terms, information with respect to the Plan or the Stock Units, any amendments to the Agreement, and any reports of Price Group provided generally to Price Group’s stockholders. You may receive from Price Group, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Financial Service Center at BA-1320 in the Baltimore office at 100 East Pratt Street, Baltimore, Maryland 21202 or by telephone, at 410-345-7716, option 2. 13. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the Stock Units awarded hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of the Notice correlating to these Terms with respect to the Stock Units awarded hereunder shall be void and ineffective for all purposes. 14. Amendment. The Committee shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all agreements awarding Restricted Stock Units pursuant to the Plan which are in effect at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. Price Group shall give written notice to you of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of you and Price Group by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee. 15. Conformity with Plan. These Terms are intended to conform in all respects with, and are subject to all applicable provisions of, the Plan. Except as may be necessary to give effect to the amendment provisions of Section 14 of these Terms or the 409A savings clause provisions of Section 18 of these Terms, any inconsistencies between these Terms and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in these Terms or any matters as to which these Terms are silent, the Plan shall govern. A copy of the Plan is available in Express Desktop, which can be accessed at https://home2.troweprice.com/tsso/tssoweb/SSOServlet. Click on Grant Documents and look under the column titled Awards from 2017 NEDEP. A copy of the Plan is also available in hard copy upon request to Price Group’s Payroll and Stock Transaction Group in the CFO-Financial Service Center at BA-1320 in the Baltimore office at 100 East Pratt Street, Baltimore, Maryland 21202 or by telephone, at 410-345-7716, option 2.

EAST\140901566.3 3/29/17 - 4 - 16. No Funding. This Agreement constitutes an unfunded and unsecured promise by Price Group to make payments and issue shares of Common Stock in the future in accordance with its terms. You have the status of a general unsecured creditor of Price Group as a result of receiving the award of Restricted Stock Units. Any cash payment due under this Agreement will be paid from the general assets of Price Group and nothing in this Agreement will be construed to give you or any other person rights to any specific assets of Price Group. 17. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Committee relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include Baltimore, Maryland, and you hereby agree and submit to the personal jurisdiction and venue thereof. 18. 409A Savings Clause. This Agreement and the Stock Units awarded hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. This Agreement and the Stock Units shall be administered, interpreted and construed in a manner consistent with such Code Section. Should any provision of this Agreement or the Stock Units be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, to the extent possible it shall be modified and given effect, in the sole discretion of the Committee and without requiring your consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. For purposes of Section 409A of the Code, the payment of Dividend Equivalents under Section 5 of these Terms shall be construed as earnings on deferred compensation and the time and form of payment of such dividend equivalents shall be treated separately from the time and form of payment of the underlying Stock Units. The preceding provisions shall not be construed as a guarantee by Price Group of any particular tax effect of the Stock Units. Notwithstanding the provisions of Section 6 of these Terms, if you are a “specified employee” (as defined under Section 409A of the Code and determined in good faith by the Committee) when your Termination Date occurs and your Stock Units are to be settled on account of the occurrence of such Termination Date, settlement of your Stock Units will be made within 15 days after the end of the six-month period beginning on your Termination Date or, if earlier, within 15 days after the appointment of the personal representative or executor of your estate following your death. 19. Preemption of Applicable Laws or Regulations. Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issue of shares to you, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either Price Group or you to take any action in connection with the shares then to be issued, the issue of such shares will be deferred until such action shall have been taken. 20. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. {Glossary begins on next page}

EAST\140901566.3 3/29/17 - 5 - GLOSSARY (a) “Change in Control” means the earliest to occur of any of the following events, construed in accordance with Section 409A of the Internal Revenue Code of 1986, as amended: (i) Any one person or more than one person acting as a group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group, beneficial ownership of 35 percent or more of the total voting power of Price Group’s then outstanding voting securities; (ii) A majority of the members of Price Group’s Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed or approved by a majority of the members of the Board who were members of the Board of Directors prior to the initiation of the replacement; or (iii) Any one person or more than one person acting as a group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group, assets of Price Group that have a total gross fair market value of 50 percent or more of the total gross fair market value of all of the assets of Price Group immediately prior to the initiation of the acquisition. (b) “Code” means the Internal Revenue Code of 1986, as amended. (c) “Committee” means the Nominating and Corporate Governance Committee of the Board of Directors of T. Rowe Price Group, Inc. (d) “Common Stock” means shares of common stock, par value $.20 per share, of Price Group and any capital securities into which they are converted. (e) “Dividend Equivalent” means a right, granted to you, to receive Stock Units or cash equal in value to dividends paid with respect to a specified number of shares of Common Stock. (f) “Fair Market Value” means, with respect to the Common Stock, as of any date: (i) if the principal market for the Common Stock (as determined by the Committee if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per share of Common Stock for the regular market session on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported, all as reported by such source as the Administrator may select; (ii) if the principal market for the Common Stock is not a national securities exchange or an established securities market, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported, all as reported by such source as the Committee may select; or (iii) if the Common Stock is not listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Committee in good faith by the reasonable application of a reasonable valuation method.

EAST\140901566.3 3/29/17 - 6 - (g) “Notice” means the Notice of Award of Restricted Stock Units and Restricted Stock Units Agreement which correlates with these Terms and sets forth the specifics of the applicable award of Restricted Stock Units. (h) “Plan” means the T. Rowe Price Group, Inc. 2017 Non-Employee Director Equity Plan, as amended from time to time. (i) “Price Group” means T. Rowe Price Group, Inc., a Maryland corporation. (j) “Service” means your service as a member of the Board of Directors of Price Group. (k) “Restricted Stock Unit” means a Stock Unit that is nonvested and forfeitable. (l) “Stock Unit” means a share equivalent credited to a bookkeeping reserve account on your behalf and which represents Price Group’s unfunded promise to deliver one share of Common Stock, or the cash equivalent thereof, upon a specified future event or date. (m) “Termination Date” means the date on which you cease to serve as a member of the Board of Directors and have otherwise incurred a “separation from service” within the meaning of Section 409A of the Code. (n) “Terms” mean this Statement of Additional Terms and Conditions Regarding Awards of Restricted Stock Units as an Initial Director Award to Non-Employee Directors. (o) “Total and Permanent Disability” means that you are (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until your death or result in death, or (ii) determined to be totally disabled by the Social Security Administration or other governmental or quasi-governmental body that administers a comparable social insurance program outside of the United States in which you participate and which conditions the right to receive benefits under such program on your being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until your death or result in death. The Committee shall have sole authority to determine whether you have suffered a Total and Permanent Disability and may require such medical or other evidence as it deems necessary to judge the nature and permanency of your condition. (p) “You”; “Your”. You means the recipient of the Restricted Stock Units as reflected in the Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, or beneficiary to whom the Restricted Stock Units may be transferred by will or by the laws of descent and distribution, the words “you” and “your” shall be deemed to include such person. {end of document}